Leases	6 Months Ended
Jun. 30, 2023
Presentation of leases for lessee [abstract]
Leases	Leases
Rolle office
On January 25, 2022, the Company entered into an amendment to the lease for office space in Rolle, Switzerland. The amendment provides the Company with an additional floor of approximately 21,258 square feet with lease commencement initiating on April 1, 2022. Upon commencement of the lease, the Company recorded a right-of-use asset of $4.5 million and a lease liability of $4.5 million.

On June 1, 2023, the Company entered into a 108-month lease for office space in Bidart, France primarily to support the expansion of the research and development department. The lease in total is for approximately
13,509 square feet. Upon commencement of the lease, the Company recorded a right-of-use asset of $2.3 million and a lease liability of $2.3 million. The expected lease commitments resulting from this contract are $0.1 million in 2023 and $0.3 million from 2024 onward.